NORTHEAST INVESTORS TRUST

Paying Dividends for Over 70 Years

FUND OVERVIEW

Northeast Investors Trust is one of the oldest bond mutual funds in the country, run by the longest-tenured fixed income management team in the industry. Our no-load, fixed income fund invests primarily in domestic high-yield debt, with a buy-and-hold mindset. But unlike some high yield funds and ETF's that are tethered to a rigid benchmark, Northeast Investors Trust has the freedom to invest in sectors and securities in which its managers have the most conviction, regardless of bond ratings or maturities. Our managers can also invest a portion of the fund in other types of debt, preferred securities, common stock, and convertible securities.

FUND FACTS

Ticker:	NTHEX
CUSIP:	664210101
Inception:	March 1, 1950
Load/12b-1 Fee:	None
Dividends:	Quarterly
Expense Ratio[1] (as of 9/30/21): (which includes Interest Expense of 0.08%)	1.71%
Number of Holdings:	50
Total Net Assets:	$ 157,174,802
Shares Outstanding:	42,017,929

Calendar Year 2021 Prices:

Current (9/30/21):	$3.75
High (5/17/21):	$3.87
Low (8/26/21):	$3.70

PORTFOLIO MANAGEMENT

Bruce H. Monrad
Chairman and Portfolio Manager
(31 years)
▪
MBA, Harvard Business School
BA, Harvard College

DIVIDEND INFORMATION

Trailing 12-Month Distribution Yield[2]	5.87%
30-Day SEC Yield (as of 9/30/21)	2.81%

Ex-Date	Dividend Rate	Reinvest Price
5/18/21	$0.05	$3.82
2/9/21	$0.05	$3.76
11/24/20	$0.07	$3.73
8/18/20	$0.05	$3.74

TOP TEN HOLDINGS (% OF NET ASSETS)

1.	Crestwood Equity (Preferred)	7.0%
2.	CNX Resources (Bonds)	6.8%
3.	Pyxus International (Bonds)	6.0%
4.	Foot Locker (Bonds)	4.9%
5.	American Zinc Recycling (Stock)	3.8%
6.	G-III Apparel Group (Bonds)	3.7%
7.	CenturyLink (Bonds)	3.5%
8.	Cooper-Standard Auto (Bonds)	3.5%
9.	Altice France (Bonds)	3.4%
10.	Pilgrims Pride (Bonds)	3.4%
	Total	46.0%

Top Ten Holdings does not include cash & equivalents.

TOP TEN SECTORS (% OF NET ASSETS)


Energy & Nat Resources 14%
Metals & Mining 10%
Food Processing 9%
Tobacco 9%
Pipeline 7%
Consumer Discretionary 7%
Wireless Telecom 7%
Auto Manufacturing 7%
Oil & Gas Drilling 5%
Chemicals 4%

125 High Street, Suite 1802, Boston, MA 02110 | 800.225.6704 phone | 617.742.5666 fax | www.northeastinvestors.com

NORTHEAST INVESTORS TRUST

Paying Dividends for Over 70 Years

ASSET ALLOCATION (% OF TOTAL MARKET VALUE)

Corporate Bonds	76%
Common Stocks & Warrants	12%
Preferred	7%
Cash & Equivalents	5%

RISK METRICS[3] (3-YEAR)

Beta	0.69
R-squared	72%
Upside Capture	37%
Downside Capture	83%
Standard Deviation	7.72

S&P RATINGS (% OF FIXED INCOME MARKET VALUE)

BBB	3%
BB	51%
B	30%
CCC	2%
Not Rated	14%

FIXED INCOME CHARACTERISTICS

Weighted Avg. Coupon	7.97%
Effective Duration	1.97 years
Yield to Maturity	4.89%

AVERAGE ANNUAL RETURNS (AS OF SEPTEMBER 30, 2021)

	3 Months	YTD	1 YR	3-YR	5-YR	10-YR	Since Inception[4]
Northeast Investors Trust	0.28%	4.88%	6.85%	-0.84%	1.65%	2.45%	6.91%
ICE BofA US High Yield Index	0.94%	4.67%	11.46%	6.62%	6.35%	7.30%	N/A

CALENDAR YEAR RETURNS

	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
NE Investors Trust	-0.72%	14.63%	13.01%	-5.36%	-17.99%	16.72%	6.28%	-5.04%	0.92%	-3.61%
Morningstar High Yield Category*	2.83%	14.67%	6.90%	1.11%	-4.01%	13.30%	6.47%	-2.59%	12.62%	4.91%

*Source: Morningstar, HY Category: Funds in this Morningstar category have at least 65% of assets in bonds rated below BBB.

Past Performance does not guarantee future results, and an investment in the Trust is not guaranteed. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that quoted. Current month-end performance data may be obtained by calling 1-800-225-6704.

The ICE BofA US High Yield Index is an unmanaged market value-weighted index comprised of all domestic and yankee high yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. It is shown for comparative purposes only and relects no deduction for fees, expenses and taxes.

Investors should carefully consider investment objectives, risks, charges and expenses. This material must be preceded or accompanied by a prospectus. Please read carefully before investing.

Mutual Fund investing involves risk. The Trust invests in lower rated debt securities which may be subject to increased market volatility based on factors such as: the ability of an issuer to make current interest payments, the potential for principal loss if an issuer declares bankruptcy, and the potential difficulty in disposing of certain securities in a timely manner at a desired price and therefore can present an increased risk of investment loss.

Beta measures the volatility of an investment relative to an index. R-squared (R2) measures the relationship between an investments performance relative to an index. A higher R2 indicates that movement in the index more closely affects the movement in the investment. Upside Capture measures an investment manager's overall performance in up-markets. It is used to evaluate how well a portfolio performed relative to an index during periods when that index has risen. Downside Capture measures an investment manager's overall performance in down-markets. It is used to evaluate how well a portfolio performed relative to an index during periods when that index has fallen. Standard deviation measures historical volatility. Higher standard deviation implies higher price volatility. Issuers with credit ratings of BBB or better are considered to be of good credit quality, with adequate capacity to meet financial commitments. Issuers with credit ratings below BBB are considered speculative in nature and are vulnerable to the possibility of issuer failure. Fixed Income Characteristics are calculated based on the market value weightings of the fixed income securities in the portfolio. For callable bonds, yield-to-worst is used instead of yield to maturity.

1 The current expense ratio may differ from the one reported here due to fluctuations in net assets and expenses.

2 Trailing 12-Month Distribution Yield is the yield an investor would have received if they had held the fund over the last 12 months assuming the most recent NAV. The 12-month distribution yield is calculated by assuming any income distributions over the past 12 months and any capital gain distributions made over the past 12 months and dividing the sum by the most recent NAV. TTM distribution yield is not a reflection of future results.

3 Risk Metrics are calculated against the ICE BofA US High Yield Index using monthly data over a 3 year period.

4 The inception date for the Trust is 3/1/1950; the inception date for the ICE BofA US High Yield Index is 8/31/1986.

125 High Street, Suite 1802, Boston, MA 02110 | 800.225.6704 phone | 617.742.5666 fax | www.northeastinvestors.com